Investor Presentation – July 2018 ADVANCING INNOVATION TO SOLVE GLOBAL CHALLENGES EXHIBIT 99.1

Safe-Harbor Statement This presentation contains forward-looking statements that are subject to risks and uncertainties and which reflect management’s current beliefs and estimates of future economic circumstances, industry conditions, Company performance, financial results and planned financing. You can find a discussion of many of these risks and uncertainties in the annual, quarterly and current reports that the Company files with the Securities and Exchange Commission. Investors should understand that a number of factors could cause future economic and industry conditions, and the Company’s actual financial condition and results of operations, to differ materially from management’s beliefs expressed in the forward-looking statements contained in this presentation. These factors include those outlined in the “Risk Factors” section of the Company’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission, and investors are urged to review these factors when considering the forward-looking statements contained in this presentation. For these statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Global Leader in Differentiated Market Solutions Custom turnkey irrigation solutions delivered to over 90 countries Global Provider of Road Safety Solutions Award-winning industry-leading technology

Providing Innovative Solutions for an Increasing Global Population Irrigation Infrastructure

Long-Term Market Drivers Water Conservation Alternative Fuels Increase Yields Improve Road Safety Population Growth Advancing Technology

Five Year Financial Overview Revenue ($in millions) Operating Margin (%) ($ in millions, except per share amounts) FY13 FY14 FY15 FY16 FY17 Revenue $690.8 $617.9 $560.2 $516.4 $518.0 Gross Profit $194.8 $171.0 $156.3 $148.6 $145.0 Gross Margin 28.2% 27.7% 27.9% 28.8% 28.0% Operating Income $107.0 $78.4 $50.7 $34.4 $40.2 Operating Margin 15.5% 12.7% 9.0% 6.7% 7.8% Net Income $70.6 $51.5 $26.3 $20.3 $23.2 Diluted EPS $5.47 $4.00 $2.22 $1.85 $2.17 Earnings per Share

Foundation for Growth Initiative – 2020 Objectives Financial Performance 11% to 12% operating margin Shareholder Value Creation External perception Fully leverage the global organization Viewed by customers as the innovation leader in core markets Culture and Health Highly engaged employees One common culture and identity © 2018 Lindsay Corporation

Foundation for Growth Workstreams  Strategic choices 6 Culture change & operating model 5 Culture assessment, aligning behaviors to strategy, improving global work processes Set strategic direction, portfolio assessment Commercial 1 Manufacturing 3 Sourcing 2 G&A Expense 4 Create value through channel optimization Center-led global strategic sourcing Productivity improvement opportunities, network optimization Integrate and leverage back-office activities Margin improvement Cost Strategy and Culture

Third Quarter Foundation for Growth Progress Announced divestiture plan Watertronics – pump systems Lakos – filtration systems Irrigation Specialists – Irrigation dealership Consolidation of manufacturing facilities Announced plan to close Omaha, NE infrastructure facility Consolidate activity into Lindsay, NE facility Other workstream progress Projects advancing through stage-gate process in all workstreams Plan to achieve operating margin target is on track Simplifying our business and improving our quality of earnings

Third Quarter Fiscal 2018 Highlights Irrigation revenues increased 7% Infrastructure revenues increased 31% Adj. Irrigation operating margin increased 9% Adj. Infrastructure operating margin increased 80% *Please see Reg G reconciliation of GAAP operating income, net earnings and earnings per share to adjusted figures at end of presentation. Adj. Operating Income increased 51% Revenue increased 12% over prior year Adj. EPS increased 63% Gross Profit increased 12% over prior year

Third Quarter and YTD Financial Summary *Please see Reg G reconciliation of GAAP operating income, net earnings and earnings per share to adjusted figures at end of presentation.

Irrigation Segment – Third Quarter Results Increase in irrigation system unit volume Higher average selling prices North America revenues increased 11% Higher project activity in developing markets Market slowdown in Brazil International revenues decreased 1% to $41.0 M *Please see Reg G reconciliation of GAAP operating income, net earnings and earnings per share to adjusted figures at end of presentation. North America sales volume increase $2.5 million recovery in previously reserved accounts receivable Higher freight costs in the U.S. due to a trucking shortage Lower margin mix from international project orders Adjusted operating income increased 9% to $18.1 million

Infrastructure Segment – Third Quarter Results Initiated production during the third quarter Expected to begin delivery in Q1 2019 Delivery of a significant portion of two large Road Zipper System® orders Alex Fraser Bridge Japan Improved margin mix due to higher Road Zipper revenue Improved operating cost leverage Richmond-San Rafael Bridge Adj. Operating Income increased 80% Revenue increased of 31% over prior year *Please see Reg G reconciliation of GAAP operating income, net earnings and earnings per share to adjusted figures at end of presentation.

Irrigation

Global Leader in a Large Addressable Market - $5.0B (est.) Mgmt. estimate

North American Market Drivers 2013 (55 Million Acres) 14% of Cropland Pivots/Laterals Gravity Flow Other Sprinkler Drip/Micro 2008 (55 Million Acres) 14% of Cropland 1998 (54 Million Acres) 12% of Cropland 2003 (53 Million Acres) 12% of Cropland *1998, 2003, 2008 & 2013 Farm and Ranch Irrigation Surveys, USDA, National Agricultural Statistics Service, USDA published Farm and Ranch Irrigation Survey. www.agcensus.usda.gov/

Irrigation in the U.S. U.S. Irrigated Cropland: Acres Irrigated as Percentage of Land in Farm Acreage 2012 Western States 20% of Cropland Irrigated Eastern States 8% of Cropland Irrigated U.S. Irrigated Cropland: Acres Irrigated as Percentage of Land in Farm Acreage: 2012

Large International Market Opportunity *FAO AQUASTAT, 2013

Aftermarket sales opportunities Replacement part sales Penetrate installed base with FieldNET® conversions and controls High-to-low pressure retrofits Global Replacement and Conversion Opportunities Conversion Installed base of 260,000+ irrigation systems in North America Replacement

Integrated Value-Added Technology and Turnkey Solutions Lindsay is a single-source provider of custom turnkey solutions Irrigation Segment Revenues $ in millions

Unmatched in Delivering Differentiated Solutions Industry’s only unified remote monitoring and control platform integrating pivots, laterals, drip and pumping stations Industry’s only fully integrated variable rate irrigation (VRI) solution with GPS control of individual sprinklers Full line of integrated add-ons, including flow meters, weather stations and soil moisture probes Industry’s first and only fully integrated smart irrigation management decision support solution FieldNET Advisor™ Growsmart Plug & Play add-ons Growsmart Precision VRI™ FieldNET by Lindsay™

FieldNET Advisor™: The Smartest Irrigation Solution Helps growers make faster, better-informed decisions using trusted crop and irrigation science and patented and proprietary technologies Leverages a massive amount of data that was previously difficult to manage Seamlessly integrates into the proven FieldNET® platform, making precision farming simpler, more intuitive, and more assessable than ever before Four Powerful Solutions In One FieldNET VRI Advisor™ FieldNET Weather Advisor™ FieldNET Crop Advisor™ FieldNET Irrigation Advisor™ Benefits By close of 2018: FieldNET Advisor is expected to be in 17 countries on 6 continents and support 21 crops

FieldNET Advisor™: Compelling Global Impact Lindsay delivers technology that, by 2022, is expected to help growers save:

Award-Winning Innovation

FieldSENTRY
2004
American Society of Agricultural and Biological Engineers
AE50

FieldNET
2007
American Society of Agricultural and Biological Engineers
AE50

FieldNET
2007
Irrigation Association
New Ag Product of the Year

FieldNET
2009
SIMA
Innovation Award

FieldNET
2014
Irrigation Association
Best New Product in Agriculture

FieldNET
2014
World Ag Expo
Top 10 New Product

FieldNET
2015
American Society of Agricultural and Biological Engineers
AE50 Outstanding Innovation Award

FieldNET Pivot Control Lite
2018
American Society of Agricultural and Biological Engineers
AE50

FieldNET Advisor
2018
American Society of Agricultural and Biological Engineers
AE50

FieldNET Pivot Control Lite
2018
World Ag Expo
Top 10 New Product

LINDSAY CORPORATION
Investor Presentation
24

Infrastructure

Congestion / Safety – are increasing concerns globally Traffic congestion costs urban areas $160 billion annually 6.9 billion lost hours in traffic 3.1 billion gallons of fuel wasted

Road Zipper Systems deliver innovative moveable barrier technology for construction, managed lanes, bridges, tunnels MAX-Tension end terminals provide next level impact performance, ultra-slim design Snoline offers a comprehensive suite of road safety products and specialty systems Delivering Infrastructure Solutions through Innovation Infrastructure Segment Revenues $ in millions

Road Zipper Systems Provide Innovative Solution Global Expansion 200+ Road Zipper system projects have been completed 200 miles of barrier and a global fleet of dedicated and leased Road Zippers in use 30+ miles of Lindsay-owned barrier available for lease globally Lindsay-owned Road Zippers available for lease for barrier construction projects Reduce congestion, improve road safety Help reduce lost commute hours, impact fuel savings Help reduce carbon footprints

Summary Balance Sheet

Summary of Cash Flow

Capital Allocation – A Balanced Approach Allocation History (1) Includes marketable securities that were not included in the cash and cash equivalents balance on 8/31/07. (2) Other includes debt repayments, net cash sources/uses from note receivables, net investment hedges, stock compensation and related tax benefits. Targeted cash balance of $60-75 million, including international accounts To support cyclical and seasonal fluctuations in working capital and projected capital expenditures $115 million in Senior Notes maturing on 2/19/30 at annual interest rate of 3.82% The Company’s prioritization for cash use: Organic growth initiatives Capital expenditures - expected to be $8-10 million in fiscal 2018 Annual increases in dividends Synergistic acquisitions that leverage core capabilities Excess cash invested in opportunistic share repurchases Allocation Plan

Regulation G Reconciliation of GAAP to NON-GAAP Financial Measures LINDSAY CORPORATION AND SUBSIDIARIES RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (Unaudited) The non-GAAP tables below disclose (a) the impact on diluted earnings per share of (1) tax expense attributed to enactment of the Tax Cuts and Jobs Act ("U.S. Tax Reform"), and (2) an adjustment to the carrying value of businesses held-for-sale, severance costs and consulting fees associated with the Company's Foundation for Growth Initiative ("FFG costs"), (b) the impact on operating income of FFG costs, and (c) the impact on segment operating income of FFG costs. Management believes adjusted net earnings, adjusted diluted earnings per share and adjusted operating income are important indicators of the Company’s business performance because they exclude items that may not be indicative of, or may be unrelated to, the Company’s underlying operating results, and provide a useful baseline for analyzing trends in the business. Non-GAAP measures used by the Company may differ from similar measures used by other companies, even when similar terms are used to identify such measures. These adjusted financial measures should not be considered in isolation or as a substitute for reported net earnings, diluted earnings per share and operating income. These non-GAAP financial measures reflect an additional way of viewing the Company’s operations that, when viewed with the GAAP results and the following reconciliations to the corresponding GAAP financial measures, management believes provides a more complete understanding of the Company’s business.

Regulation G Reconciliation of GAAP to NON-GAAP Financial Measures LINDSAY CORPORATION AND SUBSIDIARIES RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (Unaudited) (Continued)

Regulation G Reconciliation of GAAP to NON-GAAP Financial Measures LINDSAY CORPORATION AND SUBSIDIARIES RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (Unaudited) (Continued)